Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Entasis Therapeutics Holdings Inc. (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his or her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2019

By:	/s/ Manoussos Perros, Ph.D.
Manoussos Perros, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

Date: March 29, 2019

By:	/s/ Michael Gutch, Ph.D.
Michael Gutch, Ph.D. Chief Financial Officer and Chief Business Officer (Principal Financial and Accounting Officer)